UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 24, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                       0-25455                  20-1777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                          5050 Quorum Drive, Suite 700
                               Dallas, Texas 75254
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                       10120 S. Eastern Avenue, Suite 200
                             Henderson, Nevada 89052
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Board of Directors of Morgan Creek Energy Corp., a corporation organized under the laws of the State of Nevada (the "Company"), pursuant to a meeting of the Board of Directors held on April 1, 2008 approved and authorized the settlement of an aggregate of $917,123.21 in current indebtedness of the Company (the "Debt Settlement") by the issuance of an aggregate 4,585,616 shares of restricted common stock of the Company at $0.20 per share effective as of March 24, 2008. The aggregate 4,585,616 shares of common stock were issued to seven creditors (each a "Creditor") pursuant to the terms and conditions of those certain $0.20 Share for Debt Private Placement Subscription Agreements (collectively, the "Subscription Agreement") as entered into between the Company and each such Creditor.

The Debt Settlement was made to five non-United States Creditors in reliance on Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and to two United States accredited Creditors in reliance on Section 4(2) of the Securities Act. The securities issued in the Debt Settlement have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements.

There were no finders' fees or commissions payable by the Company upon the successful completion of the Debt Settlement and the Company has agreed to file a registration statement with the United States Securities and Exchange Commission in accordance with the Securities Act covering the resale of the shares of common stock as issued to the Creditors.

As of the date of this Current Report, the total number of shares of common stock issued and outstanding is 41,976,589.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    Not applicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MORGAN CREEK ENERGY CORP.



Date:  April 2, 2008.              /s/ MARCUS M. JOHNSON
                                   ________________________________________
                                   Name: Marcus M. Johnson
                                   Title: President/Chief Executive Officer


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